                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                        ADVANCED MARKETING SERVICES, INC.
                   S-8 REGISTRATION OF 1995 STOCK OPTION PLAN


               KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned does hereby constitute and appoint each of Charles C. Tillinghast, III, Michael M. Nicita and Loren C. Paulsen, with full power of substitution and resubstitution, his true and lawful attorney-in-fact and agent to execute in his name any Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares issuable under the Advanced Marketing Services, Inc. 1995 Stock Option Plan, including without limitation any and all amendments (including post-effective amendments) to any such Registration Statement, and to file the same, with all exhibits thereto and any other documents in connection therewith, with the Securities and Exchange Commission. Each such attorney-in-fact and his substitutes shall have and may exercise all powers to act hereunder. Each of the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, each of the undersigned has signed his name hereto as of this 17th day of July, 1998.




/s/  Charles C. Tillinghast, III          /s/  Michael M. Nicita
----------------------------------        --------------------------------------
Charles C. Tillinghast, III               Michael M. Nicita



/s/  Loren C. Paulsen                     /s/  Robert F. Bartlett
----------------------------------        --------------------------------------
Loren C. Paulsen                          Robert F. Bartlett



/s/  Lynn S. Dawson                       /s/  James A. Leidich
----------------------------------        --------------------------------------
Lynn S. Dawson                            James A. Leidich



/s/  Trygve E. Myhren                     /s/  E. William Swanson
----------------------------------        --------------------------------------
Trygve E. Myhren                          E. William Swanson